NOTES PAYABLE - OFFICER	9 Months Ended
Jul. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

8. NOTES PAYABLE – OFFICER

On September 22, 2008, Advaxis entered into an agreement (the “Moore Agreement”) with the Company’s Chief Executive Officer, Thomas A. Moore, pursuant to which the Company agreed to sell senior promissory notes to Mr. Moore, from time to time (“the Moore Notes”). The terms and maturity date of the Moore Notes have been amended from time to time to change maturity dates and repayment provisions. Currently, under the terms of the amended and restated Moore Notes: (i) the maturity date is the earlier of (x) the date of consummation of an equity financing by us in an amount of $6.0 million or more and (y) the occurrence of any event of default as defined in the Moore Notes, (ii) Mr. Moore may elect, at his option, to receive accumulated interest thereon on or after April 15, 2011, (iii) we will make monthly installment payments of $100,000 on the outstanding principal amount beginning on June 15, 2011, and (iv) we may retain, at the option of Mr. Moore, $200,000 of the repayment amount for investment in our next equity financing.

During the nine months ended July 31, 2012, the Company paid Mr. Moore $35,000 in principal.  As of July 31, 2012, the Company was not in default under the terms of the Moore Agreement.  As of July 31, 2012, the Company owed Mr. Moore approximately $396,000, inclusive of accrued interest in the amount of approximately $158,000 in the form of a Note Payable – Officer.